SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 19, 2008
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Summit Avenue, Montvale, NJ, 07645
(Address of principal executive offices) (Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     On June 19, 2008, Barr Pharmaceuticals, Inc. (the “Company”) and certain of the Company’s subsidiaries (as guarantors), Barr Laboratories, Inc., as borrower (the “Borrower”), Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain other lenders entered into a credit agreement (the “Credit Agreement”) pursuant to which the lenders party to the agreement will provide the Borrower with an unsecured five-year senior credit facility in an aggregate amount of $300,000,000. The Company intends to use amounts drawn pursuant to the Credit Agreement to repay amounts borrowed by its subsidiary, Barr Laboratories, Inc., under the Company’s existing $300 million revolving credit facility, and also for general corporate purposes.
     On April 17, 2008, Barr Laboratories, Inc. drew down $285 million under the Company’s existing revolving credit facility to use as a bridge to refinance all existing debt instruments of PLIVA d.d. and its subsidiaries. These PLIVA debt instruments were repaid in full by the end of April 2008. Repaying PLIVA’s debt and centralizing the debt in the United States provides the Company with greater operating flexibility, increased tax efficiency and extended debt maturity. The new credit facility will enable the Company to restore liquidity under the existing revolving credit facility.
     In the Credit Agreement, the Borrower and the Company have agreed to customary covenants for agreements of this kind, including financial covenants limiting the total indebtedness of the Company on a consolidated basis. The Credit Agreement also contains standard events of default (the occurrence of which may trigger an acceleration of amounts outstanding under the credit facilities).
     The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by references to the Credit Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information required by item 2.03 of Form 8-K is set forth in Item 1.01 “Entry into a Material Definitive Agreement” above, the contents of which are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

10.1	Credit Agreement, dated June 19, 2008, among the Company, certain of its subsidiaries, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain other lenders.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: June 19, 2008	/s/ William T. McKee
William T. McKee
Executive Vice President and Chief Financial Officer